UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 9, 2012

Universal Business Payment Solutions Acquisition Corporation

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Radnor Financial Center 150 North Radnor-Chester Road, Suite F-200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 977-2482

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 6, 2012, Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (“UBPS”), entered the following three definitive agreements:

(1) the Agreement and Plan of Merger, by and among UBPS, JP Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of UBPS, JetPay, LLC, a Texas limited liability company (“JetPay”), and WLES, L.P., a Texas limited partnership and Trent Voigt (the “JetPay Agreement”), in connection with the acquisition of JetPay and certain affiliated entities;

(2) the Agreement and Plan of Merger, by and among UBPS, Enzo Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of UBPS, Francis David Corporation, an Ohio Corporation (“EMS”), the stockholders of EMS and James Weiland, as Representative (the “EMS Agreement”), in connection with the acquisition of EMS and certain affiliated entities; and

(3) Agreement and Plan of Merger, by and among UBPS, ADC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of UBPS, AD Computer Corporation, a Pennsylvania corporation (“ADC”), Payroll Tax Filing Services, Inc., Carol and C. Nicholas Antich as Joint Tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Antich, as Representative (the “ADC Agreement” and collectively with the JetPay Agreement and the EMS Agreement, the “Acquisition Agreements”), in connection with the acquisition of ADC and certain related entities.

A current report of Form 8-K describing the Acquisition Agreements was filed by UBPS on July 9, 2012.

On August 9, 2012, UBPS entered into an amendment to each of the Acquisition Agreements (collectively, the “Amendments”), pursuant to which the relevant parties amended certain provisions of each Acquisition Agreement, including: (i) the definition of the “Cap” to clarify the intention of the parties, and (ii) the assignment provision to allow UBPS or JetPay, EMS or ADC, as the applicable surviving entity, to assign their respective rights under the Acquisition Agreements to any lenders as collateral security. Additionally, the amendment to the EMS Agreement clarifies the intention of EMS and UBPS to adjust for cash as part of the purchase price adjustment.

The description of the Amendments is qualified in its entirety by reference to the full text of each of the Amendments, which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and incorporated by reference herein. You are urged to read each Amendment in its entirety.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transactions involving UBPS and JetPay, EMS, and ADC, including future financial and operating results; UBPS’s and JetPay’s, EMS’s, and ADC’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the transaction that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transactions, these factors include, but are not limited to: approval of the transactions by the UBPS stockholders; the satisfaction of the closing conditions to the transactions; the risk that a Shareholder Redemption occurs; the length of time necessary to consummate the proposed transaction; changing legislation and regulatory environments; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; the risk that a condition to closing of the transaction may not be realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; a reduction in industry profit margin; the inability to continue the development of the JetPay, EMS and ADC brands; the ability to meet the NASDAQ Stock Market listing standards, including having the requisite number of round lot holders or shareholders; a lower return on investment; the inability to manage rapid growth; requirements or changes affecting the business in which JetPay, EMS and ADC are engaged; general economic conditions; and the diversion of management time on transaction-related issues. These risks, as well as other risks associated with the transaction, will be more fully discussed in the preliminary proxy statement that will be filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in UBPS’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K. Neither UBPS nor JetPay, EMS, or ADC undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the Acquisition Agreements, UBPS will file a proxy statement and other relevant documents concerning the Merger with the Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to stockholders of UBPS. Investors and stockholders of UBPS are urged to read the definitive proxy statement and other relevant documents when they become available because they will contain important information about the transactions. Copies of these documents (when they become available) may be obtained free of charge by making a request to UBPS in writing to UBPS, 150 North Radnor-Chester Road, Suite F-200, Radnor, PA 19087. In addition, documents filed with the SEC by UBPS may be obtained free of charge at the SEC’s website at www.sec.gov or by clicking on “SEC Filings” or on UBPS’s website at www.ubpsac.com.

Information Regarding Participants

UBPS and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from UBPS’s stockholders in respect of the transactions. Information concerning the ownership of UBPS’s securities by UBPS’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5. Information regarding UBPS’s directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies in connection with the transaction, including their respective interests in the transaction by security holdings or otherwise, will be set forth in the definitive proxy statement concerning the transaction when it is filed with the SEC. Each of these documents is, or will be, available as described above

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of August 9, 2012, by and among UBPS and JetPay.

2.2	Amendment to Agreement and Plan of Merger, dated as of August 9, 2012, by and among UBPS and EMS.

2.3	Amendment to Agreement and Plan of Merger, dated as of August 9, 2012, by and among UBPS, ADC and Payroll Tax Filing Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2012

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah Title: Chief Executive Officer